Supplement Dated February 16, 2017
To the Product Prospectus for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Commitment VUL	Lincoln CVUL Series III Elite
Lincoln Corporate Variable 5	Lincoln Corporate Variable 4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln Corporate Commitment VUL	Lincoln CVUL Series III Elite
Lincoln Corporate Variable 5	Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio.  The JPMorgan Insurance Trust has informed us that the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio will be liquidated on or about May 19, 2017. As a result, it will no longer be available as an investment option under your Policy.  You must transfer all money out of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Subaccount and into another Subaccount within your Policy prior to the close of business May 18, 2017. The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio is closing to additional deposits as of the close of business May 18, 2017.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Subaccount. Once this transfer occurs, any future allocations that you previously designated to the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Subaccount will be allocated to the LVIP Government Money Market Fund Subaccount. You will need to provide us with allocation instructions if you wish to make a change from this investment. For complete details regarding this fund closure, please refer to the fund’s prospectus, as supplemented.

Please retain this Supplement for future reference.